               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666

               November 1, 1997, as supplemented on March 2, 1998

     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in ten separate portfolios. Shares of the Trust are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from Contract Owners. Such allocation rights are further described in the accompanying prospectus for the Contracts. Only the Emerging Growth Portfolio, one of the Trust's ten portfolios, is described herein and offered by this Prospectus.
--------------------------------------------------------------------------------

     The investment objective of the Emerging Growth Portfolio, formerly known as the Emerging Growth Fund (the "Portfolio"), is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.

     There is no assurance that the Portfolio will achieve its investment objective.
--------------------------------------------------------------------------------

     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to the Portfolio. Investors should read and retain this Prospectus for future reference.

     A Statement of Additional Information dated November 1, 1997 containing additional information about the Trust and the Portfolio is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials of the Trust at the SEC's internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256
DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS

                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    4
Introduction.............................    5
Investment Objectives and Policies.......    5
Investment Practices.....................    5
The Trust and Its Management.............    9
Purchase of Shares.......................   11

                                           Page
Determination of Net Asset Value.........   11
Redemption of Shares.....................   11
Dividends, Distributions and Taxes.......   11
Portfolio Performance....................   12
Description of Shares of the Trust.......   14
Additional Information...................   14

     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of Beneficial Interest of the Emerging Growth
                        Portfolio (the "Portfolio"), a separate portfolio of the Van Kampen American Capital Life Investment Trust (the "Trust").

Type of Company.........Diversified, open-end management investment company.

Investment Objective....The Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Adviser (defined below) to be emerging growth companies. There can be no assurance that the Portfolio will achieve its investment objective.

Investment Policies and
  Risk Factors..........The Portfolio invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.

Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the investment adviser for the Portfolio.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes the Portfolio's shares.

Dividends and
  Distributions.........Dividends and any capital gains are declared and distributions annually.

         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

EMERGING GROWTH PORTFOLIO

                                                                                  JULY 3, 1995
                                                                                (COMMENCEMENT OF
                                                               YEAR ENDED    INVESTMENT OPERATIONS)
                                                              DECEMBER 31,          THROUGH
                                                                  1996         DECEMBER 31, 1995
                                                              ------------   ----------------------
Net Asset Value, Beginning of the Period....................    $ 11.72              $10.00
                                                                -------              ------
  Net Investment Loss.......................................      (.016)               (.08)
  Net Realized and Unrealized
     Gain on Securities.....................................      1.956                1.80
                                                                -------              ------
Total from Investment Operations............................      1.940                1.72
                                                                -------              ------
Net Asset Value, End of the Period..........................    $13.660              $11.72
                                                                =======              ======
Total Return*...............................................     16.55%              17.20%(1)
Net Assets at End of the Period (In millions)...............    $   5.2              $  2.3
Ratio of Expenses to Average Net Assets*....................       .85%               2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.17%)             (1.45%)
Portfolio Turnover..........................................       102%                 41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0470                 --
*If certain expenses had not been assumed by the Adviser,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................      3.28%               5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (2.60%)             (4.35%)

---------------------
(1) Non-Annualized

(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

INTRODUCTION

     The Trust is a duly organized Delaware business trust with ten separate portfolios. The Emerging Growth Portfolio (the "Portfolio") is the only portfolio of the Trust which is described herein and offered pursuant to this Prospectus. Each portfolio has separate assets and liabilities and a separate net asset value per share. Shares of each portfolio represent an interest only in that portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any portfolio will be met.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.

     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, in the early stages of their life cycle, that the Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.

     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.

INVESTMENT PRACTICES

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof) which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Portfolio could experience delays and expenses in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, exceeds 15% of the value of the Portfolio's net assets.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Loans of Portfolio Securities. The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of the Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See the Statement of Additional Information.

     Foreign Securities. The Portfolio may invest up to 20% of the value of its total assets in securities issued by foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.

     The Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of the Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.

     The Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

     Restricted Securities. The Portfolio may invest up to 15% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor the Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Portfolio's Trustees believe accurately reflects fair value.

     Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in the portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Portfolio. The annual portfolio turnover of the Portfolio is shown in the "Financial Highlights." Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."

     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolio expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.

     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Portfolio to require to the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Portfolio, and portfolio securities covering OTC Options sold by the Portfolio, are illiquid securities subject to the Portfolio limitation on illiquid securities described below. The Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options.

     In order to prevent leverage in connection with the purchase of futures contracts thereon by the Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.

     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust and with brokerage firms participating in the distribution of shares of the Portfolio and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.

THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

     THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset manage-ment company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     ADVISORY AGREEMENT. The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for the Portfolio. Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays shareholder service agency fees, custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Adviser, the Distributor or Van Kampen American Capital), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.

     Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Portfolio was 1.72% before a voluntary waiver.

     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse the Portfolio for ordinary business expenses in excess of an agreed upon amount.

     PERSONAL INVESTING POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

     PORTFOLIO MANAGEMENT. Gary M. Lewis is primarily responsible for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Lewis is Vice President of the Adviser. Mr. Lewis has been responsible for managing the Portfolio's investment portfolio since its inception.

PURCHASE OF SHARES

     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares of the Portfolio to the Accounts at prices equal to the per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value calculated under a method approved by the Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed on an annual basis. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Portfolio distributes any net realized capital gains to the Account no less frequently than annually.

     Tax Status of the Portfolio. The Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By maintaining its qualification as a "regulated investment company," the Portfolio will not incur any liability for federal income taxes to the extent its taxable ordinary income and any net capital gains are distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     Tax Treatment to Insurance Company as Shareholder. Dividends paid by the Portfolio from its ordinary income and distributions of the Portfolio's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.

     Under the Code, any distributions designated as being made from the Portfolio's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     Some of the Portfolio's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses recognized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

PORTFOLIO PERFORMANCE

     From time to time the Portfolio may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or Contract Owner level. Investors should also review total return calculations that include those expenses.

     The total return of the Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     In addition to total return information, the Portfolio may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.

     From time to time, the Portfolio may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than the Portfolio's then current dividend rate.

     The Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Portfolio's shares, the Portfolio's investment policies, and the risks of investing in shares of the Portfolio. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. Absorption of a portion of the expenses will increase the yield or total return of a Portfolio. The Adviser may stop absorbing these expenses at any time without prior notice.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses and market conditions.

     In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, the MSCI Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce the Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST

     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing the Portfolio's portfolio and other information. An annual report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

     Shareholder inquiries should be directed to the Van Kampen American Capital Life Investment Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence or by calling (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Life Investment Trust Portfolios
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                      NOVEMBER 1, 1997, AS SUPPLEMENTED ON
                                 MARCH 2, 1998

             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------